CR

CLIPPER REALTY

NAREIT NYC

June 2017

Forward-Looking Statements

This presentation contains statements about future events and expectations that can be characterized as forward-looking statements, including, in particular, statements about the Clipper Realty Inc.'s (the "Company") plans, strategies and prospects. The use of the words "anticipate," "could," "intend," "estimate," "expect," "may," "project," "believe" and similar expressions identify forward-looking statements. Forward-looking statements may include statements about: timing and success of specific projects, leases and sales of units and properties, capital expenditures, acquisitions, development or redevelopment activities and our future revenues and income. Although the Company believes that the plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties, and the Company cannot assure you that those expectations will prove to have been correct. Actual results could differ materially from those anticipated in these forward-looking statements as a result of the factors described in this presentation. Many of these factors are beyond the Company's ability to control or predict. These and other important factors, including those discussed under "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission ("SEC Financial Reports"), may cause the Company's actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, contingencies and uncertainties include, but are not limited to, the following: market and economic conditions affecting occupancy levels, rental rates, the overall market value of the Company's properties, its access to capital and the cost of capital and its ability to refinance indebtedness; economic or regulatory developments in New York City; the single government tenant in the Company's commercial buildings may suffer financial difficulty; the Company's ability to control operating costs to the degree anticipated; the risk of damage to the Company's properties, including from severe weather, natural disasters, climate change, and terrorist attacks; risks related to financing, cost overruns, and fluctuations in occupancy rates and rents resulting from development or redevelopment activities and the risk that the Company may not be able to pursue or complete development or redevelopment activities or that such development or redevelopment activities may not be profitable; concessions or significant capital expenditures that may be required to attract and retain tenants; the relative illiquidity of real estate investments; competition affecting the Company's ability to engage in investment and development opportunities or attract or retain tenants; unknown or contingent liabilities in properties acquired in formative and future transactions; changes in rent stabilization regulations or claims by tenants in rent-stabilized units that their rents exceed specified maximum amounts under current regulations; the possible effects of departure of key personnel in the Company's management team on its investment opportunities and relationships with lenders and prospective business partners; conflicts of interest faced by members of management relating to the acquisition of assets and the development of properties, which may not be resolved in the Company's favor; a transfer of a controlling interest in any of its properties may obligate the Company to pay transfer tax based on the fair market value of the real property transferred; a trading market for the Company's common stock may never be sustained; the market price and trading volume of its common stock may be volatile, which could result in rapid and substantial losses for stockholders; future sales of the Company's common stock or other securities convertible into common stock could cause the market value of its common stock to decline and could result in dilution; failure to qualify or remain qualified as a REIT would subject the Company to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to holders of the Company's stock; the Company's common stock may be less attractive to investors given that it has reduced disclosure and governance requirements as an "emerging growth company"; and as a public company, the Company will incur additional costs and face increased demands on its management. The Company cannot assure you that its future results will meet its expectations and investors are cautioned not to place undue reliance on any forward-looking statement made by the Company or its authorized representatives. All subsequent written and oral forward-looking statements attributable to the Company and persons acting on its behalf are qualified in their entirety by the cautionary statements contained in this paragraph and elsewhere in this presentation and in the Company's SEC Financial Reports. The Company does not have any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in the Company's expectations about the statement or any change in events, conditions or circumstances on which the statement is based.

Investment Highlights

Only Pure-Play New York City Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse NYC real estate at a discount to private market value with opportunities to redevelop and lease-up

Strong Expected NOI Growth
Embedded rent growth as existing below market rents reach current market at all properties in portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 65+ years of experience in the challenging NYC environment

High Quality Management Team with Aligned Interests
Founders own 66% with significant public company experience and deep relationships that drive first look at many NYC multifamily and office opportunities

Attractive Current Portfolio

64 buildings, 3.0mm Total Leasable Square Feet in Brooklyn and Manhattan

- Multifamily 96% occupied, Office 100% leased to City of New York, Retail 100% leased
- Flatbush Gardens – low-cost option in Brooklyn, well-positioned for growth
- Tribeca House – significantly below-market residential rents, long-term retail opportunity
- 141 Livingston / 250 Livingston – value-add, long-term office repositioning / potential residential conversion
- Aspen – transitioning uptown Manhattan neighborhood to benefit from Second Avenue subway completion
- 107 Columbia Heights (not included in chart below) – recent acquisition in iconic Brooklyn Heights neighborhood

Property	Neighborhood	Leasable Square Feet	Percent Leased	2017 Base Rental Revenue ($ mm)
Multifamily				
Flatbush Gardens complex	East Flatbush, Brooklyn	1,734,885 (1)	96.4%	$35.5
50 Murray Street	Tribeca, Manhattan	395,848	93.3%	24.1
53 Park Place	Tribeca, Manhattan	85,423	95.7%	5.4
Aspen	North of Yorkville	165,542	99.6%	5.4
250 Livingston Street	Downtown Brooklyn	26,819 (2)	94.4%	1.2
Total Multifamily		**2,408,517**	**96.1%**	**$71.6**
Office				
141 Livingston Street	Downtown Brooklyn	206,084 (3)	100.0%	$8.3
250 Livingston Street	Downtown Brooklyn	266,569 (4)	100.0%	8.2
Total Office		**472,653**	**100.0%**	**$16.5**
Retail				
50 Murray Street (retail)	Tribeca, Manhattan	44,436	100.0%	$2.3
50 Murray Street (parking)	Tribeca, Manhattan	24,200	100.0%	1.1
53 Park Place (retail)	Tribeca, Manhattan	8,600	100.0%	0.3
141 Livingston Street (parking/other)	Downtown Brooklyn	9,989 (3)	- (5)	0.3
250 Livingston Street (retail)	Downtown Brooklyn	990	100.0%	0.1
250 Livingston Street (parking)	Downtown Brooklyn	-	0.0%	0.3
Aspen (Retail)	North of Yorkville	21060	100.0%	0.9
Aspen (Parking)	North of Yorkville	-	0.0%	0.3
Total Retail		**109,275**	**100.0%**	**$5.7**
Total Portfolio		**2,990,445**	**96.9%**	**$93.8**

2017 Base Rental Revenue by Geography


Brooklyn
Manhattan
58%
42%

2017 Base Rental Revenue by Property Type


Multifamily
Office
Retail
17%
6%
77%

As of April 30, 2017 (does not include recent 107 Columbia Heights acquisition)

(1) Comprises 59 buildings
(2) Conversion of floors 9-12 into residential units occurred in 2003-2005, 2008-2009 and 2013, with renovation of residential units on the 12th floor from 2014 to the present.
(3) Measured to REBNY standards.
(4) Has been remeasured to 353,895 square feet by REBNY standards.
(5) Month-to-month.

Well Positioned Portfolio – Brooklyn and Manhattan

Centrally Managed, Diverse Portfolio



Aspen
10 W 65th St (under contract)
Tribeca House
107 Columbia Heights
141 Livingston St.
250 Livingston St.
Flatbush Gardens
Headquarters
MANHATTAN
BROOKLYN
West New York
Union City
Weehawken
Hoboken
Newport
UPPER EAST SIDE
HELL'S KITCHEN
MIDTOWN
GREENWICH VILLAGE
LOWER MANHATTAN
LONG ISLAND CITY
ASTORIA
DITMARS STEINWAY
EAST ELMHURST
JACKSON HEIGHTS
WOODSIDE
SUNNYSIDE
CORONA
ELMHURST
MASPETH
REGO PARK
GREENPOINT
MIDDLE VILLAGE
WILLIAMSBURG
RIDGEWOOD
GLENDALE
BUSHWICK
BROOKLYN HEIGHTS
RED HOOK
GOWANUS
PARK SLOPE
CROWN HEIGHTS
BROWNSVILLE
EAST NEW YORK
SUNSET PARK
FLATBUSH - DITMAS PARK
EAST FLATBUSH
CANARSIE
BOROUGH PARK
BAY RIDGE
FLATLANDS
Prospect Park Alliance
Brooklyn College



Bronx
Manhattan
LaGuardia Airport
Queens
Brooklyn
John F. Kennedy International Airport

Strong New York City Real Estate Fundamentals

Unwavering Demand From Institutional and Foreign Investors to Own NYC Real Estate

- Gentrification shift that is driving people to urban areas
  - Largest and growing renter population in the US
- Strong job creation in NYC metro area supporting positive outlook
- High demand for multifamily rental, office space and street-level retail with limited supply
- Lack of available land for development limits prospects of significant supply growth
- Replacement cost can be extremely high
- Tight conditions continue to support average asking office rent rises in excess of national average
- Office rent growth has been robust in Brooklyn as firms travel across the East River in search of more affordable spaces

High Demand + Limited Supply + Significant Barriers to Entry → **Increasing Rents**

Source: Industry research

Portfolio with Significant Upside Potential

CR

Property	% of Initial Portfolio[1]	Potential Upside Drivers
Flatbush Gardens	38%	• In-place rents on average 17% lower than legal maximum chargeable per rent regulation, in a gentrifying neighborhood • Rents are well below market of $30 PSF • Potential to utilize additional 500,000 sq. ft. of available FAR currently under review[2]
Tribeca House	35%	• Residential currently 15% below market ($67 PSF vs. $80+ PSF market) • Retail currently 65% below market ($49 PSF vs. $142 PSF market) • Purchased at half of the value of potential condo conversion ($998 PSF vs. $2,100+ PSF)
Downtown Brooklyn Assets	19%	• **250 Livingston Street (10%)** - Recently renewed lease on 30% of office space at $40 PSF for increased square footage, increasing rent by $2.6mm annually - Opportunity to increase total annual office rent by $9.4mm in 2020[3] • **141 Livingston Street (9%)** - 100% office, New York City government tenant - Annual rent set to increase by 25%, or $2.1mm, beginning June 2019[4]
Aspen	7%	• Recent acquisition in transitioning neighborhood just north of Manhattan's Yorkville section • Free-market rents ~24% below market ($38 PSF vs. $50+ PSF market) • Property expected to benefit from completion of first phase of Second Avenue Subway
107 Columbia Heights	N/A	• Recent acquisition in iconic Brooklyn Heights neighborhood, near public transportation, highway and bridges • Intend to invest $10 - $15 million to augment 159 rentable units and indoor parking garage

(1) Based on 2017 Base Rental Revenue
(2) Subject to various regulations and approvals
(3) Assumes both existing office leases are renewed on same annual terms as just-renewed 30% of office space at 250 Livingston (adjusted for increase of rent under the 141 Livingston lease to $50 PSF beginning June 2019)
(4) Under existing lease, tenant has an option to terminate the lease after five years; however, if it decides to continue to occupy the building at that time, the annual rent will increase by 25%, or $2.1mm, to $50 PSF beginning the sixth year of the lease

Flatbush Gardens Complex

Rising Rents, Improving Tenant Credit Profile, High Demand, Additional FAR

2,496 rent-stabilized apartments in 59 buildings on 21 acres in Flatbush, Brooklyn

- Acquired October 2005
- Deeply distressed asset at purchase
  - Reduced 8,000+ NYC housing violations by 96%
- A low-cost option for housing in NYC
- 96.4% leased – little inventory to accommodate current demand
- Transformation of Brooklyn has reached East Flatbush
- Tenant credit profile has improved
- Expect to commit substantial capex to continue to move rents closer to market rate of $30 PSF
  - ~$11.1mm in 2016 and 2017 for common area improvements
  - ~$3.8mm for up to 125 unit renovations in 2016 and 2017
  - ~$1.7mm for more routine refurbishments of up to 335 units
- Potential to utilize 500,000 sq. ft. of additional FAR available currently under review(1)







(1) Subject to various regulations and approvals

Flatbush Gardens

Powerful Operating Trends Illustrate Real-Time Effect of Asset Repositioning



Rental Rates (PSF)(1)
$30.00
$25.00
$20.00
$15.00
$10.00
61% Growth
$13.25
$18.88
$19.69
$20.63
$21.38
At Acquisition
2013
2014
2015
4/30/2017



Improving Vacancy Rate (%)(1)
8.0%
6.0%
4.0%
2.0%
0.0%
36% Improvement
5.6%
4.4%
3.0%
3.6%
2013
2014
2015
4/30/2017

(1) As represented at end of period

Tribeca House – Multifamily / Retail

Trophy Rental Asset with Below-Market Rents and a Significant Retail Opportunity

Two buildings consisting of 505 apartments, plus 8 retail tenants occupying ~77,000 sq. ft.

- Purchased December 2014 – off-market deal of an under-managed asset
- Increased residential rental rates from $61 PSF at acquisition to current rate of $67 PSF
  - Versus market at $80+ PSF
- Current average retail rental rate of $49 PSF vs. market at $142 PSF
- Re-branded as Tribeca House
  - Transition ongoing, significant remaining upside from moving rents to market
  - Completed renovations on both lobbies, targeted apartment renovations ongoing, upgrading amenities
- Purchased at less than half of the value of potential condo conversion ($998 PSF vs. $2,100+ PSF)


53 Park Place


50 Murray Street


WHOLE FOODS
50 Murray Street
53 Park Place
ONE WORLD TRADE CENTER
FOUR SEASONS HOTEL
Borough of Manhattan Community College
Washington Market Park
New York Academy of Art
World Trade Center
9/11 Memorial Preview Site
City Hall
New York City Hall
Park Row

Tribeca House Residential Opportunity

Positive Rental Trends

- 17% of Apartments Currently At or Above Market (Up From 7% at 144A Offering)
- Renovation Plan Helps to Achieve Market Rents

Apartment Breakdown by PSF Rents[1]



% of Apartments
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
At 144A
Present
Market Rent ($80+)
27.2%
15.6%
42.2%
36.1%
23.6%
31.3%
7.1%
17.0%
<$60
$60 - $70
$70 - $80
>$80

- Upgrading common areas
  - To date, have spent ~$2.1mm renovating the common areas and lobbies
  - Improved experience in common areas will support higher rents consistent with rent levels in the neighborhood
- Intend to renovate apartments as new renters move in at a cost of ~$4.2mm in 2017 and 2018, representing ~165 units
  - To date, have spent ~$4.9mm on apartment renovations
  - Expect ~$1.5–$2.0mm per year thereafter, representing an average of 60 units per year

(1) All 144A figures represent rental data as of March 31, 2015; Present figures represent rental data as of April 30, 2017

Tribeca House Retail Opportunity

Significant Long-Term NOI Growth as Older, Below-Market Retail Leases Turn Over

- Retail streetscape has dramatically improved
- Four Seasons Hotel and Private Residences opened September 2016
- 1 World Trade Center complex, 9/11 Memorial in close proximity
  - Significant consumer foot traffic
- Average downtown retail rents $142 PSF(1)


$160
$120
$80
$40
$0
2.9x
$49 psf
$142 psf
Tribeca House In-Place Rents
Tribeca Retail Market Rents

Retail Portfolio

- 53,036 sq. ft. of total retail space(2)
  - Includes Equinox gym
- Average in-place rent: $49 PSF
- First leases roll in 2019
- Filled vacancy at 120 Church Street for $140 PSF in July 2015; space had been empty since 2001
  - 237% increase over average rent under existing retail leases
- Prominent Church Street/Park Place corner retail leases (across from Four Seasons) expire in 2019


Murray Street
EQUINOX
SCHNIPPERS
Leased July 2015
Apple Bank
at&t
Expiring 2019
Park Place
West Broadway
Church Street
Broadway
FOUR SEASONS
Opened September 2016
Barclay Street
M World Trade Center

(1) Source: REBNY as of November 2016
(2) There is an additional 24,200 sq. ft. of parking

Downtown Brooklyn Office – 141 Livingston and 250 Livingston

Favorable Supply / Demand Dynamics and Transitioning Downtown Area Provide Significant Optionality

Two buildings: 559,979 sq. ft. office space and 26,819 sq. ft. residential space

- One of the strongest transformative markets in the U.S.
  - Barclays Center reinvigorated Downtown Brooklyn and brought significant amount of people and awareness to area
  - Tech triangle has rooted itself in Downtown Brooklyn, creating high demand for office space
- 141 Livingston: 100% leased to City of New York at $40 PSF (contracted rent increase to $50 PSF in 2019)(1)
- 250 Livingston Office: 100% leased to City of New York
  - Renewed lease on 30% of office space at $40 PSF on remeasured square footage, resulting in $2.6mm annual rent increase
  - Potential $9.4mm annual rent increase by moving rent to $50 PSF, in line with 141 Livingston, beginning September 2020(2)
- 250 Livingston Residential: converted top 4 floors to 36 apartment rental units ($51 PSF)


141 Livingston Street


250 Livingston Street


VINEGAR HILL
Brooklyn Navy Yard Development...
Brooklyn Bridge
Flushing Ave
278
Park Ave
BROOKLYN HEIGHTS
One MetroTech Center
Fort Greene Park
Dekalb Ave
Lafayette Ave
478
Atlantic Ave
BEDFORD-STUYV
Court St
Smith St
Gates Ave
Barclays Center
3rd Ave
4th Ave
5th Ave
Fulton St
CARROLL GARDENS
Union St
BROOKLYN
ED HOOK
3rd St
Brooklyn Children's Museum
GOWANUS
9th St
Brooklyn Museum

(1) Tenant has option to terminate the lease after five years (May 2019); if tenant continues to occupy the building at that time, annual rent will increase by 25%, or $2.1mm, to $50 PSF

(2) Assumes both office leases, which expire in August 2020, are renewed on the same annual terms (adjusted for the increase of rent under the 141 Livingston St. lease to $50 PSF beginning in June 2019) as the recently renewed lease for 30% of the office space

Aspen

Recent Acquisition in Transitioning East Side Manhattan Neighborhood

Block front building with 186,602 sq. ft., 232 residential rental units, 3 retail units and indoor parking garage

- Acquired June 2016 for $103 million
- 1st Avenue between 100th and 101st Streets
- Opened in 2004
- Apartments are ~99% occupied at average ~$33 PSF
  - 55% free market (at $38 PSF)
  - 45% subject to low- and middle income restrictions
- Retail space fully occupied at average ~$43 PSF
- Opportunity to increase rents by improving property finishes
  - Free market rents 24% below market ($38 vs. $50+ PSF)
- Completion of Second Avenue Subway line to be transformational
- Financed with a $70mm, 12-year mortgage at 3.68%





5
6
103 St
6
Aspen
Q
96 St
6
96 St
Q
Mount Sinai
ATTAN
FIFTH AV
MADISON AV
LEXINGTON AV
86 St
4-5-6
86 St
Q
UPPER EAST SIDE
METROPOLITAN MUSEUM OF ART
79 ST
77 St
6
72 St
Q
YORK AV
68 St
Hunter College
6
Lexington Av/63 St
F-Q
Roosevelt Island
F
Lexington Av/59 St
ROOSEVELT ISLAND

107 Columbia Heights, Brooklyn Heights, NY

Recent purchase May 2017

- Purchased for $87.5mm off-market
- 11-story residential building comprising 154,000 sq. ft. with 159 units and an indoor parking garage
- Property was recently renovated in 2007
  - Located in iconic Brooklyn Heights neighborhood
  - Positioned near numerous subway/ bus stops, Brooklyn-Queens Expressway, Brooklyn Bridge, and Manhattan Bridge
- Current market prices in the area indicate rental rates of $65-$75 PSF
- Intend to create 12 additional residential units by converting various public areas on the property
- Plan to invest ~$10mm – $15mm on further renovations and improvements to achieve market rents over time







Recent Accretive Acquisition Opportunity Under Contract

10 West 65th Street, Manhattan, NY

- Entered contract to purchase for $79.0mm off-market
- 6-story residential complex comprising 82,000 sq. ft. plus 53,000 sq. ft. air rights with 82 units
- Located near Lincoln Center and Central Park in Upper West Side submarket of Manhattan
- Current market prices in the area indicate rental rates of ~$85 PSF
- Intend to develop air rights and further renovate and improve existing units to achieve market rents over time; will lease back 40 presently dorm units for up to 2.5 years
- Post-development, 80% of units expected to be free-market rents; 20% rent stabilized







Proven Access to Accretive Growth Opportunities

Opportunistic, Off-Market Acquisitions, Capability to Close

- As a long-term owner and operator, the Company is highly regarded in the New York City real estate industry
- Reputation among broker community for moving expeditiously and for being a reliable counterparty
- Deep relationships with lenders given extensive deal history and proven ability to perform
- Numerous prior off-market acquisitions
- Demonstrated capability to close, often in complicated situations
- Opportunistic approach – comfortable undertaking larger, longer-term projects with attractive return characteristics


Tribeca House Rooftop


Aspen


Flatbush Gardens

Fully Integrated, Internally Managed Platform

- 180 employees
- Internal capabilities include acquisition, accounting, finance, leasing, property management, renovation/construction team members
- Efficient, cohesive operation
- Significant experience managing complex assets

David Bistricer
Co-Chairman of the Board &
Chief Executive Officer

Sam Levinson
Co-Chairman of the Board &
Head of Investment Committee

Larry Kreider
Chief Financial Officer

JJ Bistricer
Chief Operating Officer

Jacob Schwimmer
Chief Property Management Officer

Finance/ Accounting

IT/Legal/ Insurance

Property Acquisitions

Property Leasing

Design/ Permitting/ Construction/ Renovation

Acquire, reposition and operate complex assets in transitional neighborhoods

Management

Expert in New York City Real Estate Investing and Operations

		Years of Real Estate Experience	Background
	**David Bistricer** Co-Chairman, Chief Executive Officer	38	• Real estate investment career focused on New York City • Successfully bought and sold the Sony Building • Co-Chairman of Coleman Cable *(Nasdaq: CCIX)* from 1999 until 2011
	**Sam Levinson** Co-Chairman, Head of Investment Committee	17	• Founder and President of Trapeze Inc., a real estate investment company • Chief Investment Officer at Glick Family Investments • Non-Executive Director at Canary Wharf Group *(LON: CWGI)* / Songbird Estates plc *(LON: SBD)* from 2004 until its sale in 2015 • Non-Executive Director at Dynasty Financial Partners since 2011
	**Larry Kreider Jr.** Chief Financial Officer	17	• CFO, Cedar Realty Trust *(NYSE: CDR)* from 2007–2011 • CFO, Affordable Residential Communities from 2001–2007 • Controller and CAO of Revlon Inc. and MacAndrews & Forbes • Coopers & Lybrand
	**JJ Bistricer** Chief Operating Officer	12	• Responsible for all leasing, acquisitions, design, permitting, construction and renovation at Clipper Equity[(1)] • Responsible for numerous successful, large-scale conversion, renovation and transformation projects, including Flatbush Gardens, Tribeca House, 141 Livingston and 250 Livingston • Successfully executed and exited 365 Bridge Street, 752 West End Ave.[(2)]

(1) References to "Clipper Equity" are to the real estate business of David Bistricer in which our company did not invest in connection with the formation transactions described in the preliminary prospectus
(2) 365 Bridge Street and 752 West End Ave. were not part of Clipper Realty

Seasoned, Independent Board of Directors

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Real Estate Experience	Background
	**Howard Lorber**	30+	• Chairman, Douglas Elliman, largest residential broker in New York • President, CEO & Director, Vector Group Ltd. (NYSE: VGR) • Vice Chairman, Ladenburg Thalmann Financial Services (NYSE: LTS) • Chairman, Nathan's Famous (Nasdaq: NATH) • Chairman, Morgans Hotel Group Co. (Nasdaq: MHGC) • Director, United Capital Corp. • Trustee, Long Island University
	**Robert Ivanhoe**	30+	• Chair, Global Real Estate Practice at Greenberg Traurig • Co-Chair, REIT group at Greenberg Traurig • Extensive professional and community involvement, including The Real Estate Roundtable, Bloomberg BNA, Albert Einstein College of Medicine, and Urban Land Institute
	**Robert Verrone**	25+	• Principal owner, Iron Hound Management • Former Co-Head of Wachovia's Real Estate Group • Began career at Bear Stearns, spending several years in the Commercial Real Estate Group

Current Capitalization

Net Debt and Total Enterprise Value ($ mm)	
Net Debt	
Total Debt[1]	$764.3
Less: Cash[1]	(105.2)
Net Debt	**$659.1**
Enterprise Value	
Diluted Shares Outstanding (millions)	44.8
Price per Share[2]	$11.47
Shareholders' Equity[2]	**$513.9**
Plus: Total Debt[1]	764.3
Less: Cash[1]	(105.2)
Total Enterprise Value[2]	**$1,173.0**

(1) Mortgage debt and cash figures as of March 31, 2017
(2) Based on closing price as of June 5, 2017

Investment Highlights

Only Pure-Play New York City Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse NYC real estate at a discount to private market value with opportunities to redevelop and lease-up

Strong Expected NOI Growth
Embedded rent growth as existing below market rents reach current market at all properties in portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 65+ years of experience in the challenging NYC environment

High Quality Management Team with Aligned Interests
Founders own 66% with significant public company experience and deep relationships that drive first look at many NYC multifamily and office opportunities

CLIPPER REALTY

Thank You